Exhibit 10.13(b)




                     LEASE AMENDMENT #1
                           BETWEEN
                     THE NEW YORK STATE
                DEPARTMENT OF TRANSPORTATION
                             AND
               NEW ENGLAND LAMINATES CO., INC.
                     LEASE AMENDMENT #1

This Amendment #1, dated February 17, 1995 ("Lease Amendment
#1), to Lease Contract #17000 L10046R (the "Agreement") entered into the 26th day of February, 1988 by and between:

      THE STATE OF NEW YORK ACTING BY AND THROUGH ITS DEPARTMENT OF TRANSPORTATION, having offices at 1220
Washington Avenue, Albany, New York 12232, hereinafter referred to as the "Department", and NEW ENGLAND LAMINATES CO., INC., a New York corporation, having its office at 3 Elm Street, Walden, New York 12586-1805, hereinafter referred to as the "Lessee". Lessee's Employer Identification Number is 06-0697511.

     WITNESSETH THAT:

WHEREAS, the Department is the owner of the Premises Known as Stewart International Airport Industrial Park located in the Town of New Windsor, New York and presently comprising approximately 8,000 acres, and wherever "Park" is used in this Lease it shall be construed to mean the Industrial Park as it may be expanded from time to time; and

WHEREAS,  the  Department and The Edgewater Stewart  Company
("Original Lessee") mutually entered into the Agreement in February 1988; and

WHEREAS, pursuant to a Consent Agreement of even date herewith, attached as "Exhibit B", the Department has approved an assignment by Original Lessee to NEW ENGLAND LAMINATES CO., INC., Lessee, of all of the obligations, right, title and interest in the Agreement; and

WHEREAS, the Department and Lessee in consideration of  this
assignment   and  other  mutually  beneficial  consideration
desire to amend the Agreement.

NOW, THEREFORE, in consideration of the foregoing and of the
mutual  covenants  and  conditions  herein  contained,   the
Agreement is amended as follows:

1. ARTICLE 2, LEASED PREMISES
   Delete Sections 2.4, 2.6 and 2.6.1.

2. ARTICLE 3, USE OF LEASED PREMISES
    Replace Section 3.1 in its entirety with the following language:

    3.1 The Lessee shall occupy and use the Leased Premises for the purpose of manufacturing and distribution of electronic components. Nothing herein shall be construed to prevent Lessee from using these Leased Premises for any other lawful purposes consistent with the provisions of this Agreement and the Park's current Performance and Development Standards, with the prior approval of the Department, which approval shall not be unreasonably withheld.

3. ARTICLE 4, RENTAL

    a) Replace Section 4.1.2 in its entirety with the following language:

    4.1.2 Commencing on the date of assignment of the Agreement pursuant to the Consent Agreement and ending September 30, 1998, Lessee shall pay an annual rent of forty-five thousand three hundred fifty dollars and seventy-nine cents ($45,350.79). Notwithstanding the foregoing, during the first eight months after New York State execution of this Lease Amendment #1, the Department will abate the Rent amount each month by $3779.23, which amount over an eight month period will equal $30,233.84 in consideration of an upgrade by Assignee of the Facility.

   b) Replace Section 4.3 in its entirety with the following language:

    4.3   Assignee shall submit to the Department plans  and
specifications for any construction, alterations or  changes
in   accordance  with  the  Department's  Tenant  Alteration
Application.

   c).Replace Section 4.4 in its entirety with the following language:

    4.4 In accordance with the provisions of Chapter 55 of the New York State Laws of 1992, Section 18 of the State Finance Law, if any payments shall not be made within thirty
(30) days of the due date thereof pursuant to this Agreement, Lessee shall pay a late payment charge equivalent to interest on the outstanding balance accruing from the due date and calculated at the underpayment rate set by the New York State Commissioner of Taxation and Finance, or ten dollars ($10), whichever is greater. Should Department need to prosecute collection of rent or additional rent due under this Agreement by reason of any such amount, or interest thereon, unpaid in excess of 90 days from the due date thereof, Lessee shall pay Department collection costs (inclusive of allocable personnel and/or contractor costs) for collection of such arrears up to 22 percent of the amount owed together with interest thereon, as additional rent.

    c) Replace Sections 4.5 in its entirety with the following language:

    4.5 In addition to any other damage provisions herein, if Lessee defaults under this Agreement and Lease Amendment #l prior to March 1, 1997 with respect to the payment of Rent, Lessee shall owe the Department the full amount of the rent abatement ($30,233.84) set forth in Article
4.1.2 above.

4.  ARTICLE  5, ACCEPTANCE, CARE, MAINTENANCE,  IMPROVEMENTS
AND REPAIR

    a)Replace Section 5.1 in its entirety with the following language:

    5.1 Lessee warrants that it has inspected and studied the Leased Premises and takes the Leased Premises as documented in the First Study.


    b) Replace Section 5.1.2 in its entirety with the following language:

   5.1.2 Except as may otherwise be provided for herein, the Department shall not be required to maintain nor to make any improvements, repairs or restoration upon or to the Leased Premises or to any of the Leased Premises. The Department shall not have any obligation to repair, maintain or restore any improvements upon the Leased Premises.

    c)    Delete  the following sections in their  entirety:
5.1.1, 5.1.2, 5.1.3 and 5.1.6.

    d)    Delete  the  following first sentence  in  Section
5.1.5:   "The   Department  will  facilitate   environmental
approvals as necessary or appropriate for the construction and operation of the project described herein."

5. ARTICLE 6, ADDITIONAL OBLIGATIONS OF LESSEE

   a)   Add a new Section 6.12 as follows:

    6.12  The  Lessee will comply with all of the  following
Environmental Provisions:

    6.12.1 Definitions. - For the purposes of this section, the following terms shall have the following meanings:

Environmental Condition - Environmental Condition means any pollutants, contaminants, petroleum, crude oil, hazardous wastes, radioactive materials or any other substances, the use and/or the removal of which is required or the use of which is restricted, prohibited or unlawful by any "Environmental Law".

Environmental Law - Environmental Law means any Federal, State or local statute, ordinance, regulation or other law of a governmental authority relating to pollution or protection of the environment or the regulation of the storage facilities or handling of contaminants or other materials which may be harmful to the environment.

Hazardous Material - Hazardous Material means hazardous materials defined by 40 CFR Part 300.5.

Person - Person means person defined by 40 CFR 300-5.

Responsible Party - Responsible Party means responsible party defined by 6 NYCRR 375.

6.12.2 The Lessee accepts possession of the Leased Premises "as is" in its present condition. Such condition having been inspected, documented and certified by the Lessee in an environmental baseline study attached as Exhibit D (hereinafter "First Study"), prior to assuming occupancy of the Leased Premises. The scope of services for the First Study has been agreed to by both the Lessee and Department.

6.12.3 Upon the expiration or earlier termination of the Lease, Department will conduct an environmental baseline study (the "Second Study") at its sole expense. The same scope of services as used in the First Study shall serve for the purposes of the initial scope of services for the Second Study.

6.12.4 If the findings of the Second Study do not match the findings of the First Study conducted and these differences are attributable to activity or operations of Lessee, then the Lessee shall be liable for, and be required to undertake, at its sole cost and expense, all remedial actions necessary to assure that the results of the Second Study meet and come up to the standards of the results of the First Study. Lessee shall return the Leased Premises to Department in the same Environmental Condition, or better, as when Department provided it to the Lessee, unless differences in the Environmental
Condition are not attributable to activity or operations of Lessee. In the event that hazardous material is found on or under the Leased Premises and it is determined that such hazardous material existed prior to Lessee's assumption of the Agreement, the Department accepts responsibility for such hazardous material to the extent that it is determined to be the responsibility of the Department and not the responsibility of other third parties, as determined by law.

6.12.5 Both the First Study and Second Study shall, at a minimum, address the presence, or lack thereof, of any adverse Environmental Conditions on or under the Leased Premises including the presence of any Hazardous Material.

6.12.6 In the event the Lessee creates or discovers at any time whatsoever, any adverse Environmental Condition, or Hazardous Material, on the Leased Premises or uses any hazardous material, it will promptly notify the Department in writing and comply with all directives of the Department not otherwise inconsistent with other provisions of this Agreement.

6.12.7 The Lessee shall be considered the "generator" of all adverse Environmental Conditions or Hazardous Waste upon the Leased Premises (as well as any premises to which the contamination has migrated) determined to be present at the completion of the Second Study that were not identified upon completion of the First Study that are attributable to activity or operations of Lessee. Lessee shall be responsible for removing all such contamination on the
Leased Premises and on any premises to which it has migrated. Throughout the term of this Agreement, the Lessee shall perform the duties and responsibilities of the
"generator" in compliance with all applicable laws and regulations, including (without limitation) identifying, packaging, manifesting, reporting, recordkeeping, handling, transporting and disposing of all hazardous and non-hazardous liquid or solid wastes generated by the Lessee, its tenant(s), successors) , assignee(s) , guest(s) or patron(s) , within the Leased Premises. Lessee shall provide Department with copies of all documentation in support of actions taken in compliance with this Section.

6.12.8 As generator" of any environmental contamination, accidental or otherwise, the Lessee shall undertake immediate containment efforts to minimize damage to the environment. In addition, the Lessee will immediately notify the Department of such spill or contamination and remove all contamination from both the Leased Premises as well as any property the contamination may migrate to. Lessee shall provide a written report to the Department explaining the cause, location, time and extent of such spill(s) or contamination.

6.12.9 In addition to compliance with Article 14, Lessee shall conduct its operations and operate, use and maintain the Leased Premises in such manner that there will be at all times a practicable minimum of air pollution, water pollution, or any other type of pollution arising out of, relating to, or resulting from the operation, use or maintenance of the Leased Premises.

6.12.10 Lessee shall not perform any repair or alterations to the Leased Premises that might disturb any existing environmental condition prior to obtaining the written approval of the Department, which approval shall not be unreasonably withheld.

6.12.11 Lessee shall provide the Department with a copy of any and all reports on Environmental Conditions on the Leased Premises, including the results of any laboratory analysis that may be performed.

6.12.12 The Lessee shall be responsible to obtain all certificates, permits, licenses, approvals, or authorizations required by any Environmental Law for the construction, installation, or operation of all facilities on the Leased Premises. A copy of all such certificates, approvals or authorizations shall be provided to Department.

6.12.13 Lessee shall become a "co-permittee" upon the Department's request for any environmental permit required by Lessee's use of the Leased Premises.

6.12.14 Lessee acknowledges it is in possession of the Stewart Industrial Park Final Environmental Impact Statement and, in addition to any other obligations herein, agrees to conduct its activities in a manner consistent therein.

b)  Add a new Section 6.13 as follows:

       Lessee shall, at Department's request, provide Department or any of its duly authorized representatives, at any reasonable time and at its own expense, access to and the right to examine any books, documents, papers and records of Lessee pertinent to this Agreement.

c)  Add a new section 6.14 as follows:

      Lessee shall obtain the Department's prior written approval before modifying or installing any floor or shop drain systems, which approval shall not be unreasonably withheld.

IN WITNESS WHEREOF, the parties hereto have signed this Lease Amendment #1, as of the day and year first written above.








THE NEW YORK STATE DEPARTMENT OF TRANSPORTATION

Attest:                          By
                                   Authorized Official


NYSDOT Certification - L10046R
In addition to the acceptance of
this contract, I also certify that
original copies of this signature
will be attached to all other exact
copies of this contract.

Original signed by Rex Grathwol

NEW ENGLAND LAMINATES CO., INC.

Attest:/s/Stephen E. Gilhuley         By
                                   Authorized Official
                                      Allen Levine
                                      Vice President

                                 Corporate Seal


NEW   YORK  STATE  COMPTROLLER'S           NEW  YORK   STATE
ATTORNEY GENERAL'S
APPROVAL                         APPROVAL

                                 APPROVED AS TO FORM
                                  NEW  YORK  STATE  ATTORNEY
GENERAL

Date:  April 21, 1995                 April 1995
                                 Peter Favretto
                                 Associate Attorney























   d)  Add a new section 6.15 as follows:

    For  purposes of Section 6.12, "Lessee" shall  mean  New
England Laminates Co., Inc.

6. ARTICLE 11, ASSIGNMENT AND SUBLEASE

   a)  Delete Section 11.9.

7. ARTICLE 18, SURRENDER AND RIGHT OF RE-ENTRY

   a)  Add a new section 18.2 as follows:

   18.2 In addition to the obligations of 18.1, Lessee shall restore the floor to its original condition as it was as of December 1, 1994 and prior to the placement of its machinery and restore any other changes made on or after December 1, 1994 and prior to the expiration of the Agreement, at the Department's option.

9. ARTICLE 22, NOTICES

Substitute a new address for Lessee in Section 22.2 in lieu of the address for Lessee as follows:

New England Laminates Co., Inc.
3 Elm Street
Walden, New York 14402
Attention: General Manager

Park Electrochemical Corp.
5 Dakota Drive
Lake Success, New York 11042
Attention: General Counsel

10.     ARTICLE 27, ENTIRE AGREEMENT

   a)   Delete Section 27.1 and substitute the following:

    27.1   This  Agreement consists  of  Articles  1  to  27
inclusive,  and  Article AA, Appendix A and Exhibits  A,  B,
B-1, B-2, C and D and Schedule A.

                  CERTIFICATE OF AUTHORITY


    I, Alan R. Lesh, certify that I am the Secretary of New England Laminates Co., Inc. ("NELCO"), a corporation duly organized and in good standing under the New York Business Corporation Law named in the foregoing agreement; that Allen Levine who signed said agreement on behalf Of NELCO was, at the time of execution, a Vice President of NELCO, that said agreement was duly signed for and in behalf of said NELCO by authority of its Board of Directors, thereunto duly authorized, and that such authority is in full force and effect at the date hereof.


                                   (CORPORATE SEAL)



                                   /s/ Alan R. Lesh





STATE OF New York      )
                       )ss.:
Nassau COUNTY          )



    On this 16thday of February, 1995 before me personally came Alan R. Lesh to me known, and known to me to be the Secretary of New England Laminates, the corporation described in and which executed the above certificate, who being by me duly sworn did depose and say that he, the said Alan R. Lesh resides at 2578 East 2nd Street, Brooklyn, New York 11223 that he is the Secretary of said corporation and knows the corporate seal of the said corporation; that the seal affixed to the above certificate in such corporate seal and that it was so affixed by order of the Board of Directors of said corporation, and that he signed his/her name thereto by like order.


________________________
                                      Notary  Public  Nassau
County














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